UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

March 31, 2008
Date of Report (Date of earliest event reported)

VIAD CORP
(Exact name of registrant as specified in its charter)

Delaware	001-11015	36-1169950
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1850 North Central Avenue, Suite 800, Phoenix, Arizona	85004-4545
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 207-4000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 1, 2008, Viad Corp (the “Company”) announced that Robert H. Bohannon retired as chairman of the Board of Directors of the Company, effective March 31, 2008. Paul B. Dykstra, President and Chief Executive Officer, has been appointed by the Company’s Board of Directors as his successor, effective April 1, 2008, and his title will now be Chairman, President and Chief Executive Officer. A copy of the Company’s press release is furnished herewith as Exhibit 99 and is incorporated by reference herein.

Item 9.01     Financial Statements and Exhibits.

             (c) Exhibits

                   99 – Press Release dated April 1, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIAD CORP
(Registrant)

April 1, 2008	By:	/s/ G. Michael Latta
G. Michael Latta
Vice President – Controller (Chief Accounting Officer and Authorized Signer)